UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  February 1, 2005

                      DALE JARRETT RACING ADVENTURE, INC.
         (Exact name of registrant as specified in its charter)

      FLORIDA                         59-3564984
         (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization                   Identification No.)

     3604 Denver Drive
    Denver, North Carolina                   28037
 (Address of principal executive offices)                    (Zip Code)

Registrant's Telephone number, including area code:  (888) 467-2231

ITEM 5.03.   CHANGE IN FISCAL YEAR

On February 1, 2005, the fiscal year of Dale Jarrett Racing Adventure,
Inc. was changed to January through December.   The fiscal year end
shall be December 31.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 11, 2005


Dale Jarrett Racing Adventure, Inc.




   /s/Timothy B. Shannon
By:-------------------------------
   Timothy B. Shannon
   Chief Executive Officer